Exhibit 10.1

THIRD AMENDMENT TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 25, 2015, is entered into by and among Response Genetics, Inc., a Delaware corporation (“Borrower”), each of the undersigned financial institutions party hereto as lenders (individually each a “Lender” and collectively “Lenders”), and SWK FUNDING LLC, a Delaware limited liability company (“SWK”), in its capacity as administrative agent for itself as a Lender and the other Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrower, Agent and Lenders entered into that certain Credit Agreement, dated as of July 30, 2014 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, being hereinafter referred to as the “Credit Agreement”); and

WHEREAS, Borrower, Agent and Lenders desire to amend the Credit Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Article I

Definitions

Capitalized terms used in this Amendment are defined in the Credit Agreement unless otherwise stated.

ARTICLE II

Amendments to Credit Agreement

2.1 Amendments to Section 1.1 of the Credit Agreement.

a.	Effective as of the date hereof, the definition of “Term Loan Commitment” in Section 1.1 of the Credit Agreement is amended to replace $12,000,000” with “$12,750,000.”

b.	Effective as of the date hereof, Section 1.1 of the Credit Agreement is amended by adding the following definition thereto in its appropriate alphabetical order:

“‘Third Amendment Effective Date’ means June 25, 2015.”

2.2 Amendment to Section 2.2 of the Credit Agreement. Effective as of the date hereof, Section 2.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“2.2 Loan Procedures.

(a) Lenders have advanced to Borrower (x) on the Closing Date, an amount equal to Eight Million Five-hundred Thousand and No/100 Dollars ($8,500,000), (y) on the First Amendment Effective Date, an amount equal to One Million Five Hundred Thousand and No/100 Dollars ($1,500,000), and (z) and on the Second Amendment Effecitve Date, an amount equal to Two Million and No/100 Dollars ($2,000,000). Borrower, Agent and Lenders hereby agree and acknowledge that, as of the Third Amendment Effective Date (and immediately prior to the subsequent advance of the Term Loan described in clause (b) below), the outstanding principal balance of the Term Loan is Twelve Million and No/100 Dollars ($12,000,000).

(b) Upon satisfaction by Borrower of the conditions to closing described in that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, Lenders shall advance to Borrower an Advance in the aggregate amount of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000), resulting in an aggregate, outstanding principal balance of the Term Loan of Twelve Million Seven Hundred Fifity Thousand and No/100 Dollars ($12,750,000).”

2.3 Amendment to Annex I to Credit Agreement. Effective as of the date hereof, Annex I to the Credit Agreement is hereby deleted and restated in its entirety to read as follows:

Lender	Term Loan Commitment	Pro Rata Term Loan Share
SWK Funding LLC	$11,750,000	92.157%
Swiftcurrent Partners LP	$449,000	3.521%
Swiftcurrent Offshore Master Ltd.	$551,000	4.322%

ARTICLE III

Use of Proceeds

Borrower, Agent and Lenders hereby agree that, unless otherwise agreed to by Agent (in writing in and in its sole discretion), all proceeds of the additional advance to Borrower made by Lenders on or about the Third Amendment Effective Date shall be used solely in accordance with that certain budget delivered to Agent on or about the Third Amendment Effective Date by Borrower as acknowledged in writing (which for the avoidance of doubt may be via electronic mail) by Agent.

ARTICLE IV

Conditions Precedent

The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent and Lenders, unless specifically waived in writing by Agent and Lenders:

A. Agent shall have received this Amendment duly executed by Borrower and each Lender.

B. Agent shall have received an Amended and Restated Promissory Note in the amount of $12,750,000, payable to Agent for the benefit of Lenders and otherwise in form and substance acceptable to Agent.

C. Except as otherwise previously disclosed to Agent in writing, the representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such date.

D. Borrower shall provide to Agent a secretary’s certificate with resolutions in form and substance acceptable to Agent.

E. Borrower shall have delivered a written budget, in form and substance acceptable to Agent, in relation to the use of the proceeds of the advance to be made to Borrower on or about the Third Amendment Effective Date.

ARTICLE V

Ratifications, Representations and Warranties

5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent, and each Lender agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

5.2 Representations and Warranties. Borrower hereby represents and warrants to Agent and each Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the organizational documents of Borrower; (b) Borrower’ directors have authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; and (c) except as otherwise previously disclosed in writing to Agent, the representations and warranties contained in the Credit Agreement and the other Loan Documents, as each is amended hereby, are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such date).

ARTICLE VI

Miscellaneous Provisions

6.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.

6.2 Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

6.3 Expenses of Agent and Lenders. As provided in the Credit Agreement, Borrower agrees to pay all costs and expenses incurred by Agent and each Lender (or their respective Affiliates) in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable costs and fees of legal counsel.

6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder except in accordance with the terms and provisions of the Credit Agreement.

6.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 6.6, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment.

6.7 No Forbearance or Waiver.

(a) Borrower acknowledges and agrees that Agent and Lenders are not forbearing from any of their respective rights and remedies under this Amendment, the Credit Agreement and/or the Loan Documents, and that Agent and Lenders are entitled to exercise any and all of their respective rights and remedies under this Amendment, the Credit Agreement and/or the Loan Documents without further notice, including, but not limited to (i) initiating actions for the collection of the Obligations, (ii) initiating any action for the repossession and sale of the Collateral; or (iii) filing or joining in any filing of any involuntary petition under the Bankruptcy Code. Borrower is further notified that Agent may in its sole discretion increase the rate at which the indebtedness bears interest to the Default Rate upon the initial occurrence of an Event of Default and continue at that rate as long as an Event of Default continues.

(b) Nothing contained in this Amendment shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Credit Agreement, the Loan Documents, this Amendment, or of any other contract or instrument between any Borrower and Agent or Lenders, and the failure of Agent or Lenders at any time or times prior to or hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the Loan Documents, this Amendment and any other contract or instrument between any of them. This Amendment does not directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent or any Lender’s rights at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any other Loan Document, or any other contract or instrument, (ii) except as specifically set forth herein, amend or alter any provision of the Credit Agreement or any other Loan Document or any other contract or instrument, (iii) constitute any agreement of Agent or any Lender to forbear from exercising any of its rights and remedies, or (iv) constitute any course of dealing or other basis for altering any obligation of Borrower or Guarantor or any right, privilege or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, or any other contract or instrument or constitute any consent by Agent or any Lender to any prior, existing or future violations of the Credit Agreement or any other contract or instrument. Borrower may not rely upon any verbal statements made, or purported to be made, by or on behalf of Agent or any Lender in connection with any alleged agreement of Agent or such Lender to refrain from exercising any of its rights under the Loan Documents or any other contract or instrument or under law or equity.

6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.9 Opportunity for Review of Counsel. This Amendment was reviewed by Borrower which acknowledges and agrees that Borrower (i) understands fully the terms of this Amendment and the consequences of the issuance hereof; (ii) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other persons as Borrower may wish; and (iii) has entered into this Amendment of its own free will and accord and without threat or duress. This Amendment and all information furnished to Agent and the Lenders is made and furnished in good faith, for value and valuable consideration. This Amendment has not been made or induced by any fraud, duress or undue influence exercised by Agent, any Lender nor any other person.

6.10 Applicable Law. THE TERMS AND PROVISIONS OF SECTIONS 10.17 (GOVERNING LAW) AND 10.18 (FORUM SELECTION; CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.

6.11 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY Borrower AND AGENT.

6.12 NO COUNTERCLAIMS; RELEASE OF CLAIMS; WAIVER; HOLD HARMLESS. BORROWER REPRESENTS AND WARRANTS THAT BORROWER HAS NO SET-OFF, RECOUPMENT, COUNTERCLAIM, DEFENSE, CROSS-COMPLAINT, CLAIM, DEMAND OR OTHER CAUSE OF ACTION OF ANY NATURE WHATSOEVER (TOGETHER, THE “COUNTERCLAIMS”) AGAINST AGENT OR ANY LENDER WHICH ARISE OUT OF THE TRANSACTIONS EVIDENCED BY THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY TRANSACTIONS THAT WERE RENEWED OR EXTENDED BY THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, ANY OTHER TRANSACTION WITH AGENT OR ANY LENDER, OR WHICH COULD BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY LENDER, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHANGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT AND ANY SETTLEMENT NEGOTIATIONS. TO THE EXTENT THAT ANY COUNTERCLAIMS MAY EXIST, WHETHER KNOWN OR UNKNOWN, SUCH ARE WAIVED AND HEREBY RELEASED BY BORROWER. FURTHERMORE, BORROWER, ON BEHALF OF BORROWER, ITS SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONNEL AND LEGAL REPRESENTATIVES, DOES HEREBY RELEASE, REMISE, ACQUIT AND FOREVER DISCHARGE AGENT’S AND LENDERS’ AND AGENT’S AND LENDERS’ EMPLOYEES, AGENTS, REPRESENTATIVES, CONSULTANTS, ATTORNEYS, FIDUCIARIES, SERVANTS, OFFICERS, DIRECTORS, PARTNERS, PREDECESSORS, SUCCESSORS AND ASSIGNS, SUBSIDIARY CORPORATIONS, PARENT CORPORATIONS, AND RELATED CORPORATE DIVISIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED PARTIES”), FROM ANY AND ALL ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES AND EXPENSES OF ANY AND EVERY CHARACTER, KNOWN OR UNKNOWN, DIRECT AND/OR INDIRECT, AT LAW OR IN EQUITY, OF WHATSOEVER KIND OR NATURE, WHETHER HERETOFORE OR HEREAFTER ARISING, FOR OR BECAUSE OF ANY MATTER OR THINGS DONE, OMITTED OR SUFFERED TO BE DONE BY ANY OF THE RELEASED PARTIES PRIOR TO AND INCLUDING THE DATE OF EXECUTION HEREOF, AND IN ANY WAY DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS AMENDMENT, THE GUARANTEE AND COLLATERAL AGREEMENT OR THE OTHER LOAN DOCUMENTS, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT DOCUMENTS OR ANY OF THE OTHER LOAN DOCUMENTS, THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, OR ANY SETTLEMENT NEGOTIATIONS (ALL OF THE FOREGOING HEREINAFTER CALLED THE “RELEASED MATTERS”); AND BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF, ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST ANY OF THE RELEASED PARTIES ARISING OUT OF OR RELATED TO AGENT’S OR ANY LENDERS’ ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT, THE OBLIGATIONS, INDEBTEDNESS AND OTHER OBLIGATIONS OF BORROWER TO AGENT AND LENDERS. BORROWER AGREES TO INDEMNIFY AND HOLD AGENT AND LENDERS HARMLESS FROM ANY AND ALL COUNTERCLAIMS THAT BORROWER OR ANY OTHER PERSON OR ENTITY CLAIMING BY, THROUGH, OR UNDER BORROWER MAY AT ANY TIME ASSERT AGAINST AGENT OR LENDERS. BORROWER ACKNOWLEDGES THAT THE AGREEMENTS IN THIS PARAGRAPH ARE INTENDED TO BE IN FULL SATISFACTION OF ALL OR ANY ALLEGED INJURIES OR DAMAGES TO BORROWER, ITS SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, ASSIGNS AND PERSONAL AND LEGAL REPRESENTATIVES ARISING IN CONNECTION WITH THE RELEASED MATTERS. BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT IT HAS NOT PURPORTED TO TRANSFER, ASSIGN OR OTHERWISE CONVEY ANY RIGHT, TITLE OR INTEREST OF BORROWER IN ANY RELEASED MATTER TO ANY OTHER PERSON AND THAT THE FOREGOING CONSTITUTES A FULL AND COMPLETE RELEASE OF BORROWER’S CLAIMS WITH RESPECT TO ALL RELEASED MATTERS. THE PROVISIONS OF THIS SECTION 6.12 AND THE REPRESENTATIONS, WARRANTIES, RELEASES, WAIVERS, REMISES, ACQUITTANCES, DISCHARGES, COVENANTS, AGREEMENTS AND INDEMNIFICATIONS CONTAINED HEREIN (A) CONSTITUTE A MATERIAL CONSIDERATION FOR AND INDUCEMENT TO AGENT AND LENDERS ENTERING INTO THIS AGREEMENT, (B) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY DUTY, OBLIGATION OR LIABILITY OF AGENT OR ANY LENDER TO BORROWER OR ANY OTHER PERSON, (C) DO NOT CONSTITUTE AN ADMISSION OF OR BASIS FOR ESTABLISHING ANY LIABILITY, WRONGDOING, OR VIOLATION OF ANY OBLIGATION, DUTY OR AGREEMENT OF AGENT OR ANY LENDER TO BORROWER OR ANY OTHER PERSON, AND (D) SHALL NOT BE USED AS EVIDENCE AGAINST AGENT OR ANY LENDER BY BORROWER OR ANY OTHER PERSON FOR ANY PURPOSE.

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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

BORROWER:

Response Genetics, Inc.,
a Delaware corporation

By:	/s/ Thomas A. Bologna
Name:	Thomas A. Bologna
Title:	Chief Executive Officer

AGENT:

SWK FUNDING LLC,
as Agent

By:	SWK Holdings Corporation,
its sole Manager

By:	/s/ Brett Pope
Name:	Brett Pope
Title:	CEO

LENDERS:

SWK FUNDING LLC,
as a Lender

By:	SWK Holdings Corporation,
its sole Manager

By:	/s/ Brett Pope
Name:	Brett Pope
Title:	CEO

Swiftcurrent Partners LP,
as a Lender

By:	Bridger Capital, LLC,
its general partner

By:	/s/ Lucas Warford
Name:	Lucas Warford
Title:	Chief Operating Officer

Swiftcurrent Offshore Master Ltd.,
as a Lender

By:	Bridger Management, LLC,
its investment manager

By:	/s/ Lucas Warford
Name:	Lucas Warford
Title:	Chief Operating Officer